                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

     Filed by the Registrant |X|
     Filed by a Party other than the Registrant |_|

     Check the appropriate box:

          |_| Preliminary Proxy Statement
          |_| Confidential, For Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))
          |X| Definitive Proxy Statement
          |_| Definitive Additional Materials
          |_| Soliciting Material Under Rule 14a-12

                            WEBFINANCIAL CORPORATION
            --------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     |X|   No fee required.

     |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3)  Per unit price or other underlying value of transaction computed pursuant  to  Exchange  Act Rule 0-11 (set  forth the  amount on which  the  filing  fee  is  calculated  and  state  how  it was determined):

     (4)  Proposed maximum aggregate value of transaction:

           (5)  Total fee paid:

     |_|   Fee paid previously with preliminary materials:

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           Act Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

                            WEBFINANCIAL CORPORATION
                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 18, 2003
                                 --------------

To the Stockholders:

            NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders  (the
"Meeting") of WEBFINANCIAL CORPORATION,  a Delaware corporation (the "Company"), will be held at the  Marriott  Midtown  East  Courtyard,  located  at 866  Third
Avenue,  New York,  New York 10022,  on December  18, 2003 at 12:00 noon,  local time, for the following purposes:

            1.   To elect five  members of the board of directors of the Company to serve  until the next  annual  meeting of  stockholders  and until their successors have been duly elected and qualify;

            2.   To  ratify  the  appointment  of  Grant  Thornton  LLP  as  the
                 Company's independent auditors for the year ending December 31,
                 2003; and

            3.   To  transact  such other  business  as may  properly be brought before the Meeting or any adjournment thereof.

            The board of  directors  has fixed the close of business on November
17, 2003 as the record date for the Meeting.  Only stockholders of record on the stock  transfer  books of the  Company at the close of business on that date are entitled to notice of, and to vote at, the Meeting.

                                 By Order of the Board of Directors

                                 /s/ Glen M. Kassan
                                 -----------------------------------------------
                                 Glen M. Kassan
                                 Vice President, Chief Financial Officer
                                 and Secretary

Dated:  November 18, 2003
New York, New York

            WHETHER  OR NOT YOU EXPECT TO BE  PRESENT  AT THE  MEETING,  YOU ARE
URGED TO FILL IN, DATE,  SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE THAT
IS PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                            WEBFINANCIAL CORPORATION
                         590 MADISON AVENUE, 32ND FLOOR
                            NEW YORK, NEW YORK 10022

                                ----------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 18, 2003

                                ----------------

                                  INTRODUCTION

            This Proxy Statement is being furnished to stockholders by the board
of  directors  of  WEBFINANCIAL   CORPORATION,   a  Delaware   corporation  (the
"Company"),  in connection with the solicitation of the  accompanying  Proxy for use at the 2003 Annual Meeting of Stockholders of the Company (the "Meeting") to
be held at the Marriott Midtown East Courtyard, located at 866 Third Avenue, New
York, New York 10022, on December 18, 2003, at 12:00 noon, local time, or at any adjournment thereof.

            The  approximate   date  on  which  this  Proxy  Statement  and  the
accompanying  Proxy will first be sent or given to  stockholders is November 18,
2003.

            At the Meeting,  stockholders  will be asked:  (1) to elect five (5)
members of the board of directors of the Company  (the "Board of  Directors"  or the "Board") to serve until the next annual  meeting of  stockholders  and until their  successors  have  been  duly  elected  and  qualify;  (2) to  ratify  the appointment of Grant Thornton LLP as the Company's  independent auditors for the fiscal year ending December 31, 2003; and (3) to transact such other business as may  properly be brought  before the  Meeting or any  adjournment  thereof.  The mailing  address of the  Company's  principal  executive  offices is 590 Madison
Avenue, 32nd Floor, New York, New York 10022.

                        RECORD DATE AND VOTING SECURITIES

            Only stockholders of record at the close of business on November 17,
2003, the record date (the "Record  Date") for the Meeting,  will be entitled to notice of, and to vote at, the Meeting and any  adjournment  thereof.  As of the close of business on the Record Date, there were 4,366,866 outstanding shares of the Company's common stock,  $.001 par value (the "Common Stock").  Each of such shares is entitled to one vote. There was no other class of voting securities of the  Company  outstanding  on that date.  A majority of the  outstanding  shares presented in person or by proxy is required for a quorum.

                                VOTING OF PROXIES

            Shares of Common  Stock  represented  by Proxies  that are  properly executed,  duly  returned and not revoked will be voted in  accordance  with the instructions  contained therein.  If no specification is indicated on the Proxy, all such shares will be voted (i) for the  election as  directors of the persons who have been nominated by the Board of Directors,  (ii) for the ratification of the appointment of Grant Thornton LLP as the Company's  independent auditors for the year ending December 31, 2003 and (iii) on any other matter the Board is not aware of a reasonable time before this solicitation that may properly be brought before the  Meeting in  accordance  with the  judgment  of the person or persons voting the Proxies.

            The execution of a Proxy will in no way affect a stockholder's right to attend the Meeting and to vote in person.  Any Proxy executed and returned by a  stockholder  may be  revoked  at any time  thereafter  if  written  notice of revocation  is given to the  Secretary  of the  Company  prior to the vote to be taken at the Meeting, or by execution of a subsequent proxy that is presented to the  Meeting or if the  stockholder  attends  the  Meeting  and votes by ballot, except as to any  matter  or  matters  upon  which a vote  shall  have been cast pursuant to the authority conferred by such Proxy prior to such revocation.

            The cost of solicitation of the Proxies being solicited on behalf of the Board of Directors  will be borne by the Company.  In addition to the use of the mails, proxy  solicitation may be made by telephone,  telegraph and personal interview by officers, directors and employees of the Company. The Company will, upon request, reimburse brokerage houses and persons holding Common Stock in the names of their  nominees  for their  reasonable  expenses in sending  soliciting material to their principals.

            The Company has retained MacKenzie Partners,  Inc.  ("MacKenzie") to solicit proxies at a cost of approximately  $3,750,  plus certain  out-of-pocket expenses.  If the Company  requests  MacKenzie to perform  additional  services,
MacKenzie will bill the Company at its usual rate.

                                  VOTING RIGHTS

            Holders of each share of Common  Stock are  entitled to one vote for each share held on all  matters.  The holders of a majority  of the  outstanding shares of Common Stock,  whether present in person or represented by proxy, will constitute a quorum for the election of directors  and the  ratification  of the appointment  of Grant  Thornton  LLP, and any other matters that may come before the Meeting.

            Broker "non-votes" and the shares as to which a stockholder abstains from voting are included for purposes of determining  whether a quorum of shares is present at a  meeting.  A broker  "non-vote"  occurs  when a nominee  holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting power with respect to that item and has not received instructions from the beneficial owner.

            A  plurality  of the total  votes cast by  holders  of Common  Stock entitled to vote is required for the election of directors.  In  tabulating  the vote on the election of directors,  broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

            The  affirmative  vote of a majority of the votes cast by holders of
Common  Stock  entitled to vote is required to ratify the  appointment  of Grant
Thornton LLP. In tabulating the votes on the proposal to ratify the  appointment of Grant Thornton LLP,  abstentions and broker  "non-votes"  will be disregarded and will have no effect on the outcome of such vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the  Company's  shares of Common  Stock,  as of the Record Date,  by each person known by the Company to be the beneficial owner of more than five percent of the outstanding  Common Stock,  each director,  each executive officer as defined in
Item  402(a)(3) of  Regulation  S-K of the  Securities  Exchange Act of 1934, as
amended (the "Exchange Act"), each nominee for election as a director and by all directors and  executive  officers of the Company as a group.  Unless  otherwise indicated, the address for each director, nominee or five percent stockholder is in care of the  Company,  590 Madison  Avenue,  32nd Floor,  New York,  New York
10022.

                                                   Amount and
                                                   Nature of
                                                  Beneficial           Percent of
Name and Address of Beneficial Owner              Ownership(1)           Class
---------------------------------------         ----------------      -----------

Steel Partners II, L.P.                             1,737,345            39.8%

Warren G. Lichtenstein                              1,739,845(2)         39.8%

Jack L. Howard                                         42,617(3)            *

Joseph L. Mullen                                       15,962(4)            *
c/o Li Moran International, Inc.

611 Broadway, Suite 772
New York, New York 10012

Mark E. Schwarz                                        10,344(5)            *
c/o Newcastle Partners, L.P.
300 Crescent Court, Suite 1110
Dallas, Texas 75201

Howard Mileaf                                             955(6)            *
c/o WHX Corp.
110 East 59th Street
New York, New York  10022

All directors and executive                         1,859,723(7)         41.9%
officers as a group (seven persons)

------------------
* Less than 1%

(1)  A person is deemed to be the beneficial owner of voting securities that can be acquired  by such  person  within 60 days after the Record Date upon the exercise of options,  warrants or convertible  securities.  Each beneficial owner's  percentage  ownership  is  determined  by assuming  that  options, warrants or  convertible  securities  that are held by such person (but not those held by any other person) and that are currently  exercisable  (i.e., that are  exercisable  within 60 days  after  the  Record  Date)  have been exercised.  Unless  otherwise  noted, the Company believes that all persons named in the table have sole voting and  investment  power with  respect to all shares beneficially owned by them.

(2)  Consists  of (i)  2,500  shares  of  Common  Stock  owned  directly  by Mr.
     Lichtenstein;  and (ii)  1,737,345  shares of Common  Stock  owned by Steel
     Partners  II,  L.P.  ("Steel"),  which  is also  separately  listed  in the security  ownership  table.  As the sole  managing  member  of the  general partner of Steel,  Mr.  Lichtenstein  has sole voting and investment  power over the  1,737,345  shares  owned by  Steel.  Mr.  Lichtenstein  disclaims beneficial ownership of the shares of Common Stock owned by Steel except to the extent of his pecuniary interest therein.

(3)  Consists of (i) 36,417 shares of Common Stock owned directly by Mr. Howard;
     (ii) 3,000 shares of Common Stock owned by Mr. Howard in joint tenancy with his  spouse;  and (iii)  3,200  shares of Common  Stock owned by JL Howard,
     Inc., a California corporation controlled by Mr. Howard. Mr. Howard and his spouse have shared voting and investment  power over the 3,000 shares owned in joint tenancy and the 3,200 shares owned by JL Howard, Inc.

(4)  Consists of (i) 4,285  shares of Common  Stock;  and (ii) 11,677  shares of
     Common Stock  issuable  upon the exercise of options  within 60 days of the
     Record Date.

(5)  Consists of 10,344  shares of Common  Stock  issuable  upon the exercise of options within 60 days of the Record Date.

(6)  Consists  of 955  shares of Common  Stock  issuable  upon the  exercise  of options within 60 days of the Record Date.

(7)  Includes  the shares and options  shown in  footnotes  (2) to (6) above and
     50,000 shares of Common Stock  issuable upon the exercise of options within
     60  days  of the  Record  Date  held  by  executive  officers  who  are not specifically named in the security ownership table.

                        PROPOSAL I--ELECTION OF DIRECTORS

NOMINEES

            Unless  otherwise  specified,  all Proxies received will be voted in favor of the election of the persons named below as directors of the Company, to serve until the next  Annual  Meeting of  Stockholders  of the Company and until their successors shall be duly elected and qualify.  Management has no reason to believe  that any of the  nominees  will be  unable or  unwilling  to serve as a director,  if elected.  Should any of the  nominees  not remain a candidate  for election at the date of the Meeting, the Proxies will be voted in favor of those nominees who remain candidates and may be voted for substitute nominees selected by the Board of Directors.

            The names,  principal  occupation of and certain  other  information about each of the nominees are set forth below.

                                                             First Year
        Name                          Age                  Became Director
------------------------           ---------            ---------------------

Warren G. Lichtenstein                38                       1996

Jack L. Howard                        42                       1996

Joseph L. Mullen                      57                       1995

Mark E. Schwarz                       43                       2001

Howard Mileaf                         66                       2002

            WARREN G. LICHTENSTEIN has served as a director of the Company since
1996 and has served as Chief  Executive  Officer of the Company  since  December
1997. From December 1997 to November 2003, Mr.  Lichtenstein served as President of the  Company.  Mr.  Lichtenstein  has  served as the  Chairman  of the Board,
Secretary and the Managing Member of Steel Partners, L.L.C., the general partner of Steel,  since January 1, 1996.  Prior to such time, Mr.  Lichtenstein was the
Chairman and a director of Steel  Partners,  Ltd., the general  partner of Steel
Partners  Associates,  L.P.,  which was the general partner of Steel,  from 1993 until  prior to January  1,  1996.  Mr.  Lichtenstein  was the  acquisition/risk arbitrage analyst at Ballantrae Partners, L.P., a private investment partnership
formed  to  invest  in  risk  arbitrage,   special  situations  and  undervalued
companies,  from 1988 to 1990.  Mr.  Lichtenstein  has served as a director  and
Chief  Executive  Officer of Gateway  Industries,  Inc.,  a provider of database development  and Web site  design and  development  services,  since 1994 and as
Chairman of the Board since 1995. Mr.  Lichtenstein  has served as a director of
SL Industries, Inc., a designer and producer of proprietary advanced systems and equipment for the power and data quality  industry,  from 1993 to 1997 and since
January 2002. He has served as Chairman of the Board and Chief Executive Officer of SL Industries,  Inc. since  February 2002. Mr.  Lichtenstein  has served as a director and the President and Chief Executive Officer of Steel Partners,  Ltd.,
a management and advisory company that provides management services to Steel and other  affiliates  of Steel,  since June 1999 and as its Secretary and Treasurer since May 2001.  He has also  served as Chairman  of the Board of  Directors  of
Caribbean  Fertilizer Group Ltd., a private company engaged in the production of agricultural  products  in  Puerto  Rico  and  Jamaica,  since  June  2000.  Mr.
Lichtenstein  is also,  since October 2003,  the Chairman of the Board of United
Industrial   Corporation,   a  designer  and  producer  of  defense,   training,
transportation  and energy systems.  Mr.  Lichtenstein  devotes such time to the business  affairs and operations of the Company as he deems necessary to perform his duties, which changes from time to time.

            JACK L. HOWARD has served as a director  of the  Company  since 1996 and as its Vice President  since December 1997.  From December 1997 to May 2000,
Mr. Howard also served as Secretary,  Treasurer and Chief  Financial  Officer of
the Company. For more than the past five years, Mr. Howard has been a registered principal of Mutual Securities,  Inc., a registered broker-dealer.  He served as
Vice President of Gateway Industries, Inc. since December 2001 and as a director since May 1994.  Mr.  Howard is a  director  of Pubco  Corporation,  a  printing supplies and construction  equipment  manufacturer  and distributor.  Mr. Howard devotes such time to the business  affairs and  operations  of the Company as he deems necessary to perform his duties, which changes from time to time.

            JOSEPH L. MULLEN has served as a director of the Company since 1995.
Since  January  1994,  Mr.  Mullen  has served as  Managing  Partner of Li Moran
International,  Inc., a management  consulting company,  and has functioned as a senior officer  overseeing the  merchandise  and marketing  departments for such companies as Leewards Creative Crafts Inc.,  Office Depot of Warsaw,  Poland and
Camelot Music.

            MARK E.  SCHWARZ has served as a director of the Company  since July
2001. He has served as the general  partner,  directly or through entities which he controls, of Newcastle Partners, L.P., a private investment firm, since 1993.
Mr. Schwarz was also Vice President and Manager of Sandera  Capital,  L.L.C.,  a
private  investment  firm  affiliated  with  Hunt  Financial  Group,  L.L.C.,  a
Dallas-based  investment firm  associated  with the Lamar Hunt family  ("Hunt"), from 1995 to September 1999 and a securities  analyst and portfolio  Manager for
SCM Advisors,  L.L.C., formerly a Hunt-affiliated registered investment advisor, from May  1993 to 1996.  Mr.  Schwarz  currently  serves  as a  director  of the following companies: SL Industries, Inc.; Nashua Corporation, a specialty paper, label, and printing  supplies  manufacturer;  Bell Industries,  Inc., a computer systems  integrator;  and Pizza  Inn,  Inc.,  a  franchisor  and food and supply distributor.  Mr. Schwarz has served as a director and Chief  Executive  Officer and President of Geoworks  Corporation,  an entity with no significant  business operations,  since May 2003.  He has also  served  as  Chairman  of the Board of
Directors  of  Hallmark  Financial  Services,  Inc.,  a  property  and  casualty insurance holding company, since October 2001 and as its Chief Executive Officer since January 2003.  From October 1998 through April 1999, Mr. Schwarz served as a director of Aydin Corporation, a defense electronics manufacturer.

            HOWARD  MILEAF has been a director of Neuberger  Berman Mutual Funds since  1985.  He has  served as a director  of WHX  Corporation,  a NYSE  listed holding  company,  since August 2002. From May 1993 to December 2001, Mr. Mileaf
served as Vice President and General Counsel of WHX Corporation.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF
THE NOMINEES.

MEETINGS

            The Board of Directors  held three  meetings  during the fiscal year ended  December  31,  2002.  From  time to time,  the  members  of the  Board of
Directors act by unanimous  written consent pursuant to the laws of the State of
Delaware.

            The  Board  of  Directors  has  a   Compensation   Committee   which
administers the Company's stock option plan and makes recommendations concerning salaries and  incentive  compensation  for employees of and  consultants  to the
Company.  During the fiscal  year ended  December  31,  2002,  the  Compensation
Committee was composed of former  director  Earle C. May  (Chairman)  and Joseph
Mullen.  Howard  Mileaf and Mark Schwarz  replaced  Mr. May on the  Compensation
Committee   after  they  were  elected  to  the  Board  in  December  2002.  The
Compensation  Committee  did not hold any meetings  during the fiscal year ended
December 31, 2002.

            On November 11, 2003,  the Board of Directors  formed the Nominating and Governance  Committee,  the primary  functions of which are to (i) identify, review and evaluate individuals  qualified to become Board members and recommend nominees for each annual meeting of the Company's stockholders; (ii) ensure that the Audit,  Compensation  and Nominating and Governance  Committees of the Board
shall have the benefit of qualified and experienced independent directors; (iii)
serve as a focal point for communication between Board candidates, non-committee
Board  members and the Company's  management;  and (iv) develop and recommend to the  Board a set of  effective  corporate  governance  policies  and  procedures applicable to the Company.  The Nominating and Governance  Committee is composed of Mark  Schwarz,  Joseph Mullen and Howard  Mileaf.  While the  Nominating  and
Governance Committee will consider nominees recommended by stockholders,  it has not actively solicited  recommendations from stockholders for nominees,  nor has it established any procedures for this purpose.

            The Board of  Directors  has an Audit  Committee  which  reviews the
Company's  financial  statements and  accounting  policies,  resolves  potential conflicts of interest, receives and reviews the recommendations of the Company's independent  auditors and confers with the Company's  independent  auditors with respect to the training and supervision of internal accounting personnel and the adequacy of internal accounting controls.  During the fiscal year ended December
31,  2002,  the  members of the Audit  Committee  were Earle C. May  (Chairman),
Joseph  Mullen and Mark  Schwarz.  Howard  Mileaf  replaced Mr. May on the Audit
Committee  after  he was  elected  to the  Board in  December  2002.  The  Audit
Committee held four meetings during the fiscal year ended December 31, 2002. All members of the Company's  Audit  Committee are  independent as  independence  is defined  in Rule  4200(a)(15)  of the  NASD  listing  standards.  The  Board  of
Directors  has  adopted a written  charter  for the  Audit  Committee  which was included  in the  Company's  proxy  statement  for its 2001  annual  meeting  of stockholders. The Company is in the process of submitting to the Audit Committee for  consideration a new Audit  Committee  charter that complies with the latest updates of The Sarbanes-Oxley Act of 2002 and the new NASDAQ listing standards.

            All the current members of the Board of Directors  attended at least
75% of the  aggregate of the total number of meetings  held by the Board and the total number of meetings held by all committees of the Board during fiscal 2002, with the exception of Joseph Mullen who was absent from one meeting of the Board and two meetings of the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

            The Audit Committee of the Board has furnished the following  report on its  activities  with respect to its  oversight  responsibilities  during the fiscal year ended  December 31, 2002. The report is not deemed to be "soliciting material" or to be "filed" with the Securities and Exchange  Commission  ("SEC")
or subject to the SEC's proxy rules or to the  liabilities  of Section 18 of the
Exchange Act, and the report shall not be deemed  incorporated by reference into any prior or subsequent  filing by the Company under the Securities Act of 1933, as  amended,  or the  Exchange  Act,  except  to the  extent  that  the  Company specifically incorporates it by reference to such filing.

            The Audit Committee has reviewed and discussed the audited financial statements with the management of the Company and has discussed matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards,  AU
Section 380) with Grant Thornton LLP, the Company's independent auditors for the fiscal year ended  December  31,  2002.  The Audit  Committee  has  received the written  disclosures  and the letter from Grant Thornton LLP, as required by the
Independent  Standards  Board  Standard  No.  1, and has  discussed  with  Grant
Thornton LLP the  independence  of Grant  Thornton LLP.  Based on the review and discussions  involving the  foregoing,  the Audit  Committee  recommended to the
Board of  Directors  that the audited  financial  statements  be included in the
Company's annual report for the fiscal year ended December 31, 2002.

            Submitted by the Audit Committee

                        Howard Mileaf
                        Joseph L. Mullen
                        Mark E. Schwarz

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY WHO ARE NOT DIRECTORS

            GLEN  M.  KASSAN  (age  60) has  served  as  Vice  President,  Chief
Financial  Officer and  Secretary of the Company since June 2000. He has been an
Executive  Vice  President of Steel  Partners,  Ltd., a management  and advisory company, since March 2002. Steel Partners, Ltd. has provided management services to Steel and other  affiliates  of Steel since March 2002.  Mr. Kassan served as
Executive  Vice  President  of an  entity  previously  known as  Steel  Partners
Services,  Ltd., a management and advisory company, from June 2001 through March
2002 and Vice  President  from  October 1999  through May 2001.  Steel  Partners
Services,  Ltd.  provided  management  services to Steel and other affiliates of
Steel until March 2002, when Steel Partners, Ltd. acquired the rights to provide certain  management  services  from Steel  Partners  Services,  Ltd. He has also served as Vice Chairman of the Board of Directors of Caribbean  Fertilizer Group
Ltd. since June 2000. Mr. Kassan is a director and has served as President of SL
Industries,  Inc. since January 2002 and February 2002, respectively.  From 1997 to 1998, Mr. Kassan served as Chairman and Chief Executive  Officer of Long Term
Care Services,  Inc., a privately owned  healthcare  services  company which Mr.
Kassan  co-founded  in 1994 and  initially  served  as Vice  Chairman  and Chief
Financial  Officer.  Mr.  Kassan is  currently a director  of United  Industrial
Corporation. Mr. Kassan devotes such time to the business affairs and operations of the Company as he deems  necessary to perform his duties,  which changes from time to time.

            JAMES R.  HENDERSON  (age 45) has  served  as  President  and  Chief
Operating  Officer of the Company since  November 2003 and as Vice  President of
Operations of the Company since September 2000. He has also served as a director of the WebBank  subsidiary  since March 2002 and a director and Chief  Operating
Officer of the WebFinancial  Holding Corporation  subsidiary since January 2000.
Mr. Henderson has served as a Vice President of Steel Partners, Ltd. since March
2002. Mr. Henderson served as a Vice President of Steel Partners Services,  Ltd.
from August 1999 through  March 2002. He has also served as President of Gateway
Industries,  Inc. since December  2001. Mr.  Henderson  served as a director and acting Chief Executive  Officer of ECC  International  Corp., a manufacturer and marketer of computer  controlled  simulators  for training  personnel to perform maintenance and operator procedures on military weapons,  from December 1999 and
July 2002, respectively, until September 2003. He has served as a director of SL
Industries,  Inc.  since  January  2002.  From January 2001 to August 2001,  Mr.
Henderson  served as  President  of MDM  Technologies,  Inc.,  a direct mail and marketing  company  that  was  principally  controlled  by the  Company's  Chief
Executive  Officer  and  Chairman.  From 1996 to July 1999,  Mr.  Henderson  was
employed in various  positions with Aydin Corporation which included a tenure as
President and Chief Operating  Officer from October 1998 to June 1999.  Prior to his  employment  with  Aydin  Corporation,  Mr.  Henderson  was  employed  as an executive  with  UNISYS  Corporation,  an  e-business  solutions  provider.  Mr.
Henderson  devotes  such time to the  business  affairs  and  operations  of the
Company as he deems necessary to perform his duties,  which changes from time to time.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

            The  following   table  sets  forth   information   concerning   the
compensation  paid by the Company  during the fiscal  years ended  December  31,
2002, 2001 and 2000 to the Company's Chief Executive Officer. No other executive officer of the Company received annual compensation in excess of $100,000 during the fiscal year ended December 31, 2002.

                                        Annual Compensation            Long-Term
                                                                     Compensation
                                                                      Securities          All Other
                                    Fiscal                            Underlying         Compensation
Name and Principal Position          Year      Salary($)    Bonus($)   Options(#)           ($)(1)
---------------------------          ----      ---------    --------   ----------           ------

Warren Lichtenstein,                  2002        --          --          --                310,000
Chairman and Chief
Executive Officer
                                      2001        --          --          --                310,000
                                      2000        --          --          --                310,000
--------------------

(1)  Represents aggregate management fees earned by Steel Partners,  Ltd. (for a portion of 2002) and Steel Partners  Services,  Ltd. (for a portion of 2002 and for 2001 and 2000),  entities controlled by Warren  Lichtenstein,  from the Company. For information relating to the management functions performed by such entities, see "Certain Relationships and Related Transactions."

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

            No executive  officer  exercised any options  during the fiscal year ended  December  31,  2002.  The  following  table shows the number and value of options held as of December 31, 2002 by the Chief Executive Officer.

                       AGGREGATED OPTION EXERCISES IN LAST
                      FISCAL YEAR AND FY-END OPTION VALUES

                                   Number of Securities
                                       Underlying                Value of Unexercised
                                  Unexercised Options at            In-the-Money
                                         FY-End(#)             Options at FY-End($)(1)

         Name                    Exercisable/Unexercisable     Exercisable/Unexercisable
         ----                    -------------------------     -------------------------

Warren G. Lichtenstein                   211,145/0                      0/0

-----------------

                                       10

(1)  Based on the market value,  as reported on the NASDAQ SmallCap  Market,  of
     $2.71  per  share of  Common  Stock at  December  31,  2002 and an  average exercise price of $3.91 per share.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

            Officers  of  the  Company  do  not  receive  annual   compensation.
Day-to-day management functions are performed by Steel Partners, Ltd. Please see
"Certain  Relationships  and  Related  Transactions"  for a  description  of the contractual arrangement between the Company and Steel Partners, Ltd.

            The  Board  of  Directors  authorized  the  payment  to  each of the
Company's non-employee directors of a retainer fee of $3,000 per quarter in cash for his  services  as a  director  during  2002 and  meeting  fees of $1,000 per meeting of the Board and $500 per meeting of a  committee  of the Board ($375 to the extent such  committee  meeting is held on the same day as a Board  meeting)
during 2002.  Pursuant to the terms of the Long Term Stock  Incentive  Plan (the
"Plan"),  all  non-employee  directors  entitled to such fees elected to receive their fees in stock options in lieu of cash,  with exercise  prices based on the market  price of the Common  Stock on the date of grant,  with the  exception of
Earle  May who  received  such  fees in  cash.  The  current  directors  hold an aggregate of 22,976 options to purchase  Common Stock of the Company at exercise prices ranging from $1.50 to $3.03 per share.  Officers who are not directors do not  receive  annual or per  meeting  compensation.  The  chairman  of the Audit
Committee receives cash compensation of $2,500 per quarter.

EQUITY COMPENSATION PLAN INFORMATION

                                 Number of                                      Number of securities
                              securities to be       Weighted -                remaining available for
                                issued upon        average exercise         future issuance under equity
                                exercise of          price  of                    compensation plans
                                outstanding        outstanding                   (excluding securities
                                  options             options                    reflected in column (a))

    Plan Category                   (a)                (b)                               (c)
    -------------                   ---                ---                               ---

Equity compensation                470,972             $4.13                           531,171
plans approved by
security holders(1)

Equity compensation                   0                  0                                0
plans not approved by
security holders

Total                              470,972             $4.13                           531,171

(1)  Consists of the Plan and warrants  issued to  stockholders in 1995 relating to the Company's bankruptcy filing in 1993.

                                       11

EMPLOYMENT AGREEMENTS

            The Company  currently  has no employment  agreements,  compensatory plans or arrangements with any executive officer.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The Compensation  Committee is composed of Mark Schwarz  (Chairman),
Joseph Mullen and Howard Mileaf. No interlocking relationship exists between any member  of the  Company's  Compensation  Committee  and any  member of any other
Company's  Board  of  Directors  or  compensation   committee.  No  interlocking
relationship  existed between any member of the Company's Board of Directors and any  member of any other  company's  board of  directors  or other  compensation committee in 2002.

BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            SEC regulations require the disclosure of the compensation  policies applicable  to  executive  officers in the form of a report by the  compensation committee of the Board of Directors  (or a report of the full Board of Directors in the absence of a compensation committee). As noted above, the Company pays no compensation to its executive officers.  As a result, the Board of Directors has not  considered a  compensation  policy for its  executive  officers and has not included a report with this Proxy Statement.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

            See "Certain Relationships and Related Transactions."

                                       12

STOCK PERFORMANCE GRAPH

            The graph below compares the cumulative total stockholder  return on the Common Stock of the Company with the  cumulative  total return on the Nasdaq
Market Value Index and the Media  General  Financial  Services  Credit  Services
Index ("MG Group  Index"),  assuming  the  investment  of $100 in the  Company's
Common Stock on December 31, 1997, and reinvestment of all dividends.

[Performance Graph]

                                                         Fiscal Year Ending

Company/Index/Market        12/31/1997    12/31/1998    12/31/1999     12/29/2000  12/31/2001   12/31/2002

WebFinancial Corporation     100.00        355.56        368.59          140.74       158.22      160.59

MG Group Index               100.00        115.87        152.41          170.46       133.20      111.76

NASDAQ Market Index          100.00        141.04        248.76          156.35       124.64       86.94

                                       13

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the Exchange Act requires the  Company's  officers and directors,  and persons who own more than ten percent of a registered  class of the Company's equity  securities,  to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Such officers,  directors and  greater-than  ten percent  stockholders  are also  required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

            Based  solely on its review of the copies of such forms  received by it, or written  representations  from  certain  reporting  persons,  the Company believes  that,  during  the fiscal  year ended  December  31,  2002,  there was compliance  with  all  Section  16(a)  filing  requirements  applicable  to  its
officers,  directors  and  greater-than  ten  percent  stockholders,   with  the
exception of (i) Steel and Warren Lichtenstein whose acquisition of Common Stock in one  transaction  was  inadvertently  reported  late on a Form 4,  (ii)  Mark
Schwarz  whose award of stock  options on nine  occasions  during fiscal 2002 in lieu of  meeting  fees and  retainer  fees in his  capacity  as a  director  was inadvertently  reported  late on a Form 5, (iii)  Joseph  Mullen  whose award of stock  options on six  occasions  during fiscal 2002 in lieu of meeting fees and retainer fees in his capacity as a director was inadvertently reported late on a
Form 5, and (iv) Howard  Mileaf  whose award of stock  options on two  occasions during  fiscal 2002 in lieu of meeting fees and retainer fees in his capacity as a director was inadvertently reported late on a Form 5.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Pursuant to a management  agreement  (the  "Management  Agreement"), approved by a majority of the  Company's  disinterested  directors,  between the
Company and an entity previously known as Steel Partners Services,  Ltd. ("SPS")
(and  subsequently  assigned to Steel  Partners,  Ltd. ("New  Ltd.")),  New Ltd.
provides the Company with office space and certain  management,  consulting  and advisory  services.  The Management  Agreement is automatically  renewable on an annual basis unless terminated by either party, for any reason, upon at least 60 days written  notice.  The  Management  Agreement also provides that the Company shall  indemnify,  save and hold SPS harmless  from and against any  obligation, liability,  cost or damage  resulting  from SPS's actions under the terms of the
Management  Agreement,  except to the extent  occasioned by gross  negligence or willful misconduct of SPS's officers, directors or employees.

            Pursuant  to  an  employee   allocation   agreement  (the  "Employee
Allocation Agreement") between WebBank and SPS (and subsequently assigned to New
Ltd.),  Jim  Henderson,  an employee of New Ltd.  and  executive  officer of the
Company,  performs  services in the area of management,  accounting and finances and such other  services as are  reasonably  requested by WebBank.  The Employee
Allocation  Agreement  will continue in force until  terminated by either of the parties upon 30 days written notice.

                                       14

            Prior to March  26,  2002,  the  original  counterparty  to both the
Management  Agreement and the Employee Allocation Agreement was SPS. As of March
26,  2002,  the  Management  Agreement  and the  Employee  Allocation  Agreement
described above were assigned by SPS to New Ltd. and the employees of SPS became employees  of New  Ltd.  Warren  Lichtenstein,  the  Company's  Chief  Executive
Officer,  is an  affiliate  of New Ltd.  based  on his  ownership  of New  Ltd., directly  and  through  Steel,  and by  virtue  of his  positions  as  Chairman,
President and Chief Executive  Officer of New Ltd. Mr.  Lichtenstein is the sole managing  member of the general  partner of Steel.  Mr.  Lichtenstein  disclaims beneficial  ownership of the shares of Common  Stock of New Ltd.  owned by Steel
(except to the extent of his pecuniary interest in such shares of Common Stock).

            In  consideration  of the  services  rendered  under the  Management
Agreement,  New Ltd.  currently charges the Company a fixed monthly fee totaling
$310,000 per annum,  adjustable  annually upon  agreement of the Company and New
Ltd. As part of such $310,000,  in consideration of the services  provided under the Employee Allocation  Agreement,  New Ltd. currently charges WebBank $100,000 per annum.  The Company believes that the cost of obtaining the type and quality of services  rendered by New Ltd.  under the  Management  Agreement and Employee
Allocation Agreement is no less favorable than the cost at which the Company and
WebBank, respectively, could obtain from unaffiliated entities.

            During the fiscal year ended  December  31,  2002,  SPS and New Ltd.
billed fees with respect to fiscal 2002 of $77,500 and  $232,500,  respectively, to the Company for  services  rendered  under the  Management  Agreement.  These payments in the aggregate represented in excess of five percent of the Company's consolidated  gross revenues for the fiscal year. The fees earned by each of SPS and New Ltd.  represented  in  excess of five  percent  of SPS's and New Ltd.' s consolidated  gross  revenues,  respectively,  for the fiscal  year.  During the fiscal year ended December 31, 2002, New Ltd. billed fees of $100,000 to WebBank for services rendered under the Employee Allocation Agreement.  The fees payable by WebBank are included in the fees payable by the Company under the  Management
Agreement.

            Pursuant  to a  sourcing  and  servicing  agreement  (the  "Rockland
Agreement")  between  WebBank and  Rockland  Credit  Finance  LLC  ("Rockland"),
Rockland  performs both  sourcing and  servicing  functions on behalf of WebBank related to WebBank's accounts receivable factoring program.  John Fox, the owner of  Rockland,  is  employed by WebBank in the  capacity of Sr. Vice  President -
Credit.  During fiscal 2002, the first year of the Rockland Agreement,  Rockland was paid $56,000 in cash management fees and earned $571,000 in total management fees under the terms of the  Rockland  Agreement.  For the first nine  months of fiscal  2003,  Rockland  was paid  $255,417 in cash  management  fees and earned
$797,000 in total  management  fees under the terms of the  Rockland  Agreement.
Management fees are paid quarterly and accrued monthly by WebBank.

                                       15

            Pursuant  to  a  sourcing  and  servicing   agreement   (the  "Inova
Agreement")  dated March 7, 2003  between  WebBank and Inova  Capital  Group LLC
("Inova"),  Inova  performs both  sourcing and servicing  functions on behalf of
WebBank  related to  WebBank's  accounts  receivable  factoring  program.  Larry
Fletcher,  an owner of Inova, is employed by WebBank in the capacity of Sr. Vice
President - Credit.  For the first nine months of fiscal 2003, Inova was paid $0 in cash  management  fees and earned $28,000 in total  management fees under the terms of the Inova  Agreement.  Management  fees are paid  quarterly and accrued monthly by WebBank.

                                       16

                   PROPOSAL II--RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

            The  Audit  Committee  has  appointed  Grant  Thornton  LLP  as  the
Company's independent public accountants for the fiscal year ending December 31,
2003.  Although the  selection of auditors  does not require  ratification,  the
Audit  Committee  has directed  that the  appointment  of Grant  Thornton LLP be submitted to  stockholders  for  ratification  due to the  significance  of such appointment.  If  stockholders  do not ratify the  appointment of Grant Thornton
LLP, the Audit Committee will consider the appointment of other certified public accountants.  The  approval of the proposal to ratify the  appointment  of Grant
Thornton LLP requires  the  affirmative  vote of a majority of the votes cast by holders of the Common Stock.

FEES BILLED TO COMPANY BY GRANT THORNTON LLP DURING FISCAL 2002

            AUDIT FEES:  The  aggregate  fees billed for  professional  services rendered by Grant Thornton LLP for the audit of the annual financial  statements of the Company and its subsidiary WebBank for the fiscal year ended December 31,
2002 and the review of the financial  statements included in the Company's Forms
10-Q for such fiscal year were approximately $62,900.

            FINANCIAL  INFORMATION  SYSTEMS DESIGN AND  IMPLEMENTATION  FEES: No
fees were billed for  professional  services  rendered by Grant Thornton LLP for financial information systems design and implementation  services for the fiscal year ended December 31, 2002.

            ALL OTHER FEES: The aggregate  fees billed for services  rendered by
Grant  Thornton LLP, other than the services  referred to above,  for the fiscal year ended December 31, 2002 were approximately $9,500.

            The Audit  Committee has  considered  whether the provision by Grant
Thornton  LLP of the  services  covered by the fees other than the audit fees is compatible with maintaining  Grant Thornton's  independence and believes that it is compatible.

            The Company does not expect a  representative  of Grant Thornton LLP to be present at the Meeting.

RECOMMENDATION

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S  INDEPENDENT AUDITORS FOR THE
YEAR ENDING DECEMBER 31, 2003.

                                       17

                                  ANNUAL REPORT

            All  stockholders of record as of the Record Date have been sent, or are concurrently herewith being sent, a copy of the Company's 2002 Annual Report for the year  ended  December  31,  2002,  which  contains  certified  financial statements of the Company for the year ended December 31, 2002.

            ANY  STOCKHOLDER  OF THE COMPANY MAY OBTAIN WITHOUT CHARGE A COPY OF
THE COMPANY'S  ANNUAL  REPORT ON FORM 10-K FOR THE YEAR ENDED  DECEMBER 31, 2002
(WITHOUT EXHIBITS),  INCLUDING THE COMPANY'S CERTIFIED FINANCIAL STATEMENTS,  AS
FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  BY WRITING TO THE CORPORATE
SECRETARY,  WEBFINANCIAL CORPORATION,  590 MADISON AVENUE, 32ND FLOOR, NEW YORK,
NEW YORK 10022.

                              STOCKHOLDER PROPOSALS

            Stockholder  proposals made in accordance  with Rule 14a-8 under the
Exchange Act and intended to be presented at the Company's  2004 Annual  Meeting of Stockholders  must be received by the Company at its principal  office in New
York, New York no later than July 21, 2004.  Such proposals  should be addressed to the Corporate Secretary,  WebFinancial Corporation,  590 Madison Avenue, 32nd
Floor, New York, New York 10022.

            On May 21,  1998,  the SEC adopted an  amendment  to Rule 14a-4,  as promulgated  under the Exchange Act. The amendment to Rule  14a-4(c)(1)  governs the Company's use of its discretionary  proxy voting authority with respect to a stockholder  proposal which is not addressed in the Company's  proxy  statement.
The new amendment provides that if a proponent of a proposal fails to notify the
Company  at least 45 days  prior to the  month and day of  mailing  of the prior
year's  proxy   statement,   then  the  Company  will  be  allowed  to  use  its
discretionary  voting  authority  when the  proposal  is raised at the  meeting, without any discussion of the matter in the proxy statement. If during the prior year the  Company did not hold an annual  meeting,  or if the date of the annual meeting has changed more than 30 days from the prior year,  then notice must not have  been  received  a  reasonable  time  before  the  Company  mails its proxy materials in order for the Company to be allowed to use its discretionary voting authority when the proposal is raised. With respect to the Company's 2004 Annual
Meeting of Stockholders,  if the Company is not provided notice of a stockholder proposal,  which has not been timely  submitted,  for inclusion in the Company's proxy  statement  by October 4, 2004,  the Company  will be permitted to use its discretionary voting authority as outlined above.

            As of the  date of this  Proxy  Statement,  management  knows  of no matters  other  than  those  set  forth  herein  which  will  be  presented  for consideration at the Meeting.

                                 Glen M. Kassan
                                 Vice President, Chief Financial Officer
                                 and Secretary

November 18, 2003

                                       18

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                            WEBFINANCIAL CORPORATION

                     Proxy -- Annual Meeting of Stockholders
                                December 18, 2003

            The  undersigned,  a  stockholder  of  WebFinancial  Corporation,  a
Delaware corporation (the "Company"), does hereby appoint Warren G. Lichtenstein and Jack L. Howard,  and each of them, the true and lawful attorneys and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned,  to vote all of the shares of Common Stock of the Company which the undersigned  would be entitled to vote if personally  present at the 2003 Annual
Meeting of Stockholders  of the Company to be held at the Marriott  Midtown East
Courtyard,  located at 866 Third Avenue,  New York, New York 10022,  on December
18,  2003 at 12:00 noon,  local  time,  or at any  adjournment  or  adjournments thereof.

            The undersigned hereby instructs said proxies or their substitutes:

1.          ELECTION OF DIRECTORS:

            The election of Warren G.  Lichtenstein,  Jack L. Howard,  Joseph L.
Mullen,  Mark E. Schwarz and Howard Mileaf to the Board of  Directors,  to serve until  the 2004  Annual  Meeting  of  Stockholders  and until  their  respective successors are elected and shall qualify.

                          WITHHOLD AUTHORITY
FOR ALL                   TO VOTE FOR ALL
NOMINEES                  NOMINEES
          -----                   -------    ----------------------------

                                             ----------------------------

                                             ----------------------------

                                             ----------------------------
                                             TO WITHHOLD AUTHORITY TO
                                             VOTE FOR ANY INDIVIDUAL NOMINEE(S),
                                             PRINT NAME(S) ABOVE.

2.          TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS:

                    FOR         AGAINST         ABSTAIN
            ------        ------          -----

3.          DISCRETIONARY AUTHORITY:

            In their  discretion,  the proxies are  authorized to vote upon such other and further business as may properly come before the meeting.

            THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE   WITH  ANY  DIRECTIONS
HEREINBEFORE  GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS PROXY WILL BE VOTED TO
ELECT  DIRECTORS  AND TO RATIFY THE  APPOINTMENT  OF GRANT  THORNTON  LLP AS THE
COMPANY'S INDEPENDENT AUDITORS.

            The  undersigned  hereby  revokes  any proxy or  proxies  heretofore given, and ratifies and confirms that all the proxies  appointed  hereby, or any of them,  or their  substitutes,  may  lawfully do or cause to be done by virtue hereof.

Dated: ______________________ , 2003

______________________________ (L.S.)

______________________________ (L.S.)
        Signature(s)

NOTE:  Please sign exactly as your name or names appear hereon.  When signing as attorney,  executor,  administrator,  trustee or guardian,  please  indicate the capacity in which  signing.  When signing as joint  tenants,  all parties in the joint tenancy must sign.  When a proxy is given by a  corporation,  it should be signed with full corporate name by a duly authorized officer.

            Please mark, date, sign and mail this proxy in the envelope provided for this purpose. No postage is required if mailed in the United States.